                                                                    Exhibit 99.1
                            Additional Signature Page

This statement on Form 4 is filed by each of the undersigned Reporting Persons.
The principal business address of each of the Reporting Persons other than STORE
Holding Company, LLC is 333 South Grand Avenue, 28th Floor, Los Angeles,
California 90071.  The principal business address of STORE Holding Company, LLC is 8501 East Princess Drive, Suite 190, Scottsdale, Arizona 85255.

Name of Designated Filer:  STORE Holding Company, LLC

Date of Event Requiring Statement:  June 9, 2015

Issuer Name and Ticker or Trading Symbol:  STORE CAPITAL CORPORATION [STOR]

Date:  June 10, 2015

                                   STORE HOLDING COMPANY, LLC

                                   By: /s/ Michael T. Bennett
                                       ---------------------------------------
                                   Name:  Michael T. Bennett
                                   Title:  EVP-General Counsel, Chief Compliance
                                   Officer, Secretary & Asst. Treasurer

                                   OCM STR HOLDINGS, L.P.

                                   By: OCM FIE, LLC, its general partner

                                   By: /s/ Jordan Mikes
                                       --------------------------------------
                                   Name:  Jordan Mikes
                                   Title: Authorized Signatory

                                   OCM STR HOLDINGS II, L.P.

                                   By: OCM FIE, LLC, its general partner

                                   By: /s/ Jordan Mikes
                                       --------------------------------------
                                   Name:  Jordan Mikes
                                   Title: Authorized Signatory

                                   OCM FIE, LLC

                                   By: /s/ Jordan Mikes
                                       --------------------------------------
                                   Name:  Jordan Mikes
                                   Title: Authorized Signatory

                                   OAKTREE CAPITAL MANAGEMENT, L.P.

                                   By: /s/ Jordan Mikes
                                       --------------------------------------
                                   Name:  Jordan Mikes
                                   Title: Assistant Vice President

                                   OAKTREE HOLDINGS, INC.

                                   By: /s/ Jordan Mikes
                                       --------------------------------------
                                   Name:  Jordan Mikes
                                   Title: Assistant Vice President

                                   OAKTREE CAPITAL GROUP, LLC

                                   By: /s/ Jordan Mikes
                                       --------------------------------------
                                   Name:  Jordan Mikes
                                   Title: Assistant Vice President

                                   OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                   By: /s/ Jordan Mikes
                                       --------------------------------------
                                   Name:  Jordan Mikes
                                   Title: Assistant Vice President